UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2026

MODULAR MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41277	87-0620495
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10740 Thornmint Road, San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

858-800-3500

(Registrant’s telephone number, including area code)

10740 Thornmint Road

San Diego, CA 92127

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 ).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2026, Modular Medical, Inc. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Nevada (the “Amendment”) to effect a one (1)-for-thirty (30) reverse stock split of the Company’s shares of common stock (the “Common Stock”), par value $0.001 per share (the “Reverse Split”). The number of authorized shares of Common Stock and the par value per share will remain unchanged. Such amendment and ratio were previously approved by a majority of the Company’s shareholders and by the board of directors.

The Reverse Split and Amendment became effective at 5:30 a.m., Eastern Time, on March 31, 2026. Upon the opening of trading on March 31, 2026, the Common Stock began trading on a post-split basis under CUSIP number 60785L306.

All equity awards outstanding and Common Stock reserved for issuance under the Company’s equity incentive plan and warrants outstanding immediately prior to the Reverse Split will be appropriately adjusted by dividing the number of affected shares of Common Stock by 30 and, as applicable, multiplying the exercise price by 30, as a result of the Reverse Split. No fractional shares will be outstanding following the Reverse Split. Holders of fractional shares will be paid cash in lieu of shares.

The foregoing description of the Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 8.01. Other Events.

On March 26, 2026, the Company issued a press release with respect to the Reverse Split, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Modular Medical, Inc., filed with the Secretary of State of the State of Nevada on March 30, 2026.
99.1	Press Release by Modular Medical, Inc. dated March 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Modular Medical, Inc.

Date: March 31, 2026	/s/ James E. Besser
James Besser
Chief Executive Officer

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